Supplement to the
Fidelity® Investment Grade Bond Fund
October 30, 2006
Prospectus

The following information supplements information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

FMR has contracted to pay certain expenses of Investment Grade Bond to limit total annual operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) to 0.45% of Investment Grade Bond's average net assets. This arrangement may not be discontinued or modified without the approval of Investment Grade Bond's shareholders.

IGB-06-03 December 14, 2006
1.734043.112